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                                                                   EXHIBIT 10.19

                           UNSECURED PROMISSORY NOTE
                           =========================

$132,000.00                                             DATE:  October 31, 1998_
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 Costa Mesa, California
-----------------------

For value received, the undersigned promises to pay in lawful money to Ruth Ann
                                                                       --------
Fallon, as trustee for the Erica Keith Educational Trust at her office at 2955
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Redhill Avenue, Costa Mesa, California 92626, the sum of  ***One hundred thirty-
two thousand dollars (132,000.00), plus interest.

Interest shall be payable at the rate of ten percent (10%) per annum on the unpaid balance of the within note. Such interest shall commence October 31, 1998. All principal and accrued interest shall be paid in full by October 30, 2000.

Notwithstanding any other provision of this note, the undersigned agrees to pay interest on all sums of interest and principal at the rate of ten percent (10%) per annum from the date when due (whether or not such maturity results from the exercise of any option of the holder of this note) to date of payment.

In the event of commencement of suit to enforce payment of this note, the undersigned agrees to pay such additional sum as attorney fees as the court may adjudge reasonable.

The makers hereby waive extension of time payment, presentment and demand for payment, protest and notice of demand, protest non-payment or dishonor of this note.

Revised and executed February 1, 1999.
Restated for subordination clause, March 9, 1999.
by:

The Keith Companies, Inc.


/s/ ARAM H. KEITH
------------------------------
Aram H. Keith, CEO

PAYMENT OF THIS NOTE IS SUBORDINATED TO THE PAYMENT OF ALL OBLIGATIONS OF THE MAKER HEREOF TO IMPERIAL BANK PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED FEBRUARY 9, 1998, AND ANY AMENDMENTS THERETO AND REPLACEMENTS THEREFOR.

Accepted and Agreed:

By:  /s/ RUTH ANN FALLON, Trustee  /  March 15, 1999
     ----------------------------     --------------
     Ruth Ann Fallon, Trustee     /  Date

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                    IMPERIAL BANK - SUBORDINATION AGREEMENT
                             (Payment Authorized)

To:  Imperial Bank

     The undersigned ("We") are interested in the financial success of The Keith
                                                                       ---------
Companies, Inc., ("Borrower"), and agree that financial accommodation from
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IMPERIAL BANK ("Bank" or "You") to Borrower is necessary, and we accordingly request that you grant to or renew for Borrower such financial accommodation as you may deem proper, and for the purpose of inducing you to grant, renew or extend such financial accommodation, we hereby severally agree as follows:

     All claims of each of the undersigned against Borrower now or hereafter existing, whether matured or not (subject to the maximum if specified below), are and shall be at all times subordinate and subject to any and all claims on your part against Borrower now or hereafter existing, whether matured or not, so long as any such claim on your part against Borrower shall remain unpaid, in whole or in part, and each of the undersigned agrees not to sue upon, or to collect, or to receive payment upon, by setoff or in any other manner, any claim or claims on his/hers or its part against Borrower now or hereafter existing, nor to sell, assign, transfer, pledge, or give a security interest in the same (except subject expressly to this Agreement), nor to enforce or apply any security now or hereafter existing, nor to join in any petition in bankruptcy or any assignment for the benefit of creditors or any creditors agreement, nor to take any lien or security on any of Borrower's property, real or personal, nor to incur any obligation to nor receive any loans, advances or gifts from Borrower, so long as any such claim on your part against Borrower shall exist or so long as you are committed or otherwise obligated to make any loans to, or grant any credit to, Borrower.

     All claims on your part against borrower now or hereafter existing shall be first paid by Borrower before any payment shall be made by Borrower to any of the undersigned. Borrower may make regularly schedule payment(s) of interest only on the claims so long as no default exists on its obligations to Bank.
Said priority of payment shall apply during the ordinary course of Borrower's business and in case of any assignment by Borrower for the benefit of Borrower's creditors, and in case of any bankruptcy proceedings instituted by or against Borrower, and in case of the appointment of any receiver for Borrower or Borrower's business or assets, and in case of any dissolution or other winding up of the affairs of Borrower, or of Borrower's business, and in all such cases respectively, the officers of Borrower and any assignee, trustee in bankruptcy, receiver, and other person or persons in charge, are hereby directed to pay to you the full amount of your claims against Borrower before making any payment to any of the undersigned, and so far as may be necessary for that purpose, each of the undersigned hereby transfers and assigns to you all of his/her or its rights to any payment or distribution which might otherwise be coming to him/her or it. You are hereby irrevocably constituted and appointed the attorney-in-fact of each of the undersigned to file any and all proofs of claim and any other documents and to take all other action, either in your name, or in the name of the undersigned, or any of them, which in your opinion is necessary or desirable to enable you to obtain all such payments.

     Each of the undersigned agrees that if part or all of any claim of the undersigned shall be evidenced by a promissory note or other instrument, the undersigned shall cause to be placed thereon a legend stating that the payment thereof is subordinate to the payment of all claims on your part against Borrower pursuant to the terms of this Subordination Agreement, and each of the undersigned agrees to mark all books of account in such manner to indicate that payment thereof is subordinated pursuant to the terms of this Subordination Agreement.

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     Each of the undersigned further agrees that in case he, she or it should take or receive any security interest in, or lien by way of attachment, execution, or otherwise on any of the property, real or personal, of Borrower, or should take or join in any other measure or advantage contrary to this Agreement, while any claim exists on your part against Borrower, you shall be entitled to have the same vacated, dissolved and set aside by such proceedings at law, or otherwise, as you may deem proper, and this Agreement shall be and constitute full and sufficient ground therefor and shall entitle you to be and become a party to any proceedings at law, or otherwise, initiated by you or by any other party, in or by which you may deem it proper to protect your interest hereunder; and the party so violating this Agreement shall be liable to you for all loss and damage sustained by you by reason of such breach, including attorney's fees in any such legal action.

     If the undersigned, or any of them, shall receive any payment or property in violation of this Agreement, such payment or property shall be received by such undersigned in trust for you and forthwith will be delivered and transferred to you.

     No subordinations of obligations of Borrower to the undersigned have previously been executed by the undersigned for the benefit of anyone else, and any such subordinations hereafter executed will be, and shall be expressed to be subject and subordinate to the effect hereof. This Agreement shall be continuing in effect, it shall not be cancelled or otherwise rendered ineffective by the payment or discharge at any time of all of Borrower's obligations to you, and it shall apply to any and all financial accommodations subsequently granted, renewed or extended by you for Borrower, unless the undersigned shall deliver to you a written notice of revocation as to future transactions, at a time when Borrower is no longer obligated to you in any way, and while you are not committed or otherwise obligated to make any loans to, or grant any credit to, Borrower.

Maximum _________________________

Dated ___________________________

     /s/ RUTH ANN FALLON, Trustee
By:  ____________________________
Ruth Ann Fallon, Trustee of the
Erica Keith Educational Trust

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               ACCEPTANCE OF SUBORDINATION AGREEMENT BY BORROWER

     The undersigned, being the Borrower named in the foregoing Subordination Agreement, hereby accepts and consents thereto and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to IMPERIAL BANK, and to pay said Bank in accordance therewith.

Dated:

THE KEITH COMPANIES, INC.

     /s/ ARAM H. KEITH
By:  _____________________________
Aram H. Keith, CEO

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